INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Registration Statement of ILX Incorporated on Form S-3 of our report dated March 27, 1996, appearing in the Annual Report on Form 10-K of ILX Incorporated for the year ended December 31, 1995.


DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Phoenix, Arizona

February 25, 1997

                                  Exhibit 23.2